                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 31, 2002
                                                        -----------------

                           SIGHT RESOURCE CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                     0-21068                  04-3181524
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
        of Incorporation)                                    Identification No.)


      6725 Miami Avenue, Cincinnati, Ohio                           45243
--------------------------------------------------------------------------------
    (Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code (513) 527-9770
                                                          --------------

--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure

On December 31, 2002, the following transactions, relating to Sight Resource Corporation (the "Company"), were completed.

CadleRock Joint Venture L.P. ("CadleRock") purchased from Fleet National Bank ("Fleet"), at a discount, indebtedness of the Company. The amount of the indebtedness at the time of purchase was $7,120,000. In connection with the purchase, CadleRock and the Company entered into a Sixth Loan Modification Agreement (the "Modification Agreement"). Pursuant to the Modification Agreement, (i) the Company paid to CadleRock $1,560,000 and (ii) CadleRock agreed to the reduction to $2,000,000 of the balance of the indebtedness owing by the Company. The $2,000,000 is payable June 30, 2004 and bears interest at the rate of 12% per annum. A $200,000 termination fee is payable by the Company to CadleRock at the time of payment of the $2,000,000.

The Company's fiscal year ended December 28, 2002. Therefore, the gain on the extinguishment of more than $3,000,000 of debt in connection with the foregoing transaction will, net of expenses, be most likely recognized in the first fiscal quarter of 2003.

Also on December 31, 2002, the Company completed the sale of 12,500,000 shares of Common Stock at an aggregate purchase price of $2,500,000 ($0.20 per share). The shares were sold and purchased in a private placement. The purchasers of the shares, and the number of shares purchased by each purchaser, were as follows:

Purchaser                            Number of Shares   Aggregate Purchase Price
--------------------------------------------------------------------------------
Carlyle Venture Partners, L.P.           1,940,295            $  388,059
Carlyle U.S. Venture Partners, L.P.        257,335            $   51,467
C/S Venture Investors, L.P.                396,255            $   79,251
Carlyle Venture Coinvestment, L.L.C.       156,115            $   31,223
E. Dean Butler                           1,250,000            $  250,000
Excalibur Investments B.V.               5,500,000            $1,100,000
La Sesta S.A.                            3,000,000            $  600,000
--------------------------------------------------------------------------------


Mr. Butler is Chairman of the Company. The other purchasers were pre-existing stockholders of the Company.

The sale and purchase of the shares was completed pursuant to a Common Stock Purchase Agreement dated as of December 31, 2002 among the Company and the purchasers (the "Purchase Agreement"). A portion of the proceeds from the sale of the shares was used to make the $1,560,000 payment to CadleRock.

The above described share sale transaction was reviewed by a special committee of the Company's Board of Directors. The special committee recommended the transaction for approval by the full Board. In connection with that review and recommendation, the committee received and considered a fairness opinion from a financial advisory firm.

Also pursuant to the Purchase Agreement and as of December 31, 2002, the Company issued to Carlyle Venture Partners, L.P., C/S Venture Investors, L.P., Carlyle U.S. Venture Partners, L.P., and Carlyle Venture Coinvestment, L.L.C. (the "Carlyle Entities") an aggregate of 1,849,625 shares of Common Stock as payment of accrued and unpaid dividends (in the amount of $508,000) on the shares of Series B Convertible Preferred Stock, par value $.01 per share (the "Preferred Stock"), held by the Carlyle Entities.

Also pursuant to the Purchase Agreement and as of December 31, 2002, the Carlyle Entities converted all of their Preferred Stock (1,452,119 shares) to 3,243,900 shares of Common Stock of the Company. There are no remaining shares of Preferred Stock outstanding.

Also pursuant to the Purchase Agreement, the Carlyle Entities and the Company agreed to the cancellation of certain warrants (being referred to as Class I (Mirror) Warrants) representing an obligation to purchase an aggregate of 62,884 shares of Common Stock of the Company.

The Purchase Agreement provides that, for a period of three years, the Board of Directors of the Company shall take such action as may be consistent with its fiduciary duties to cause the Board of Directors to remain consistent with its current composition, subject to the following: (i) Mr. Dino Tabacchi (a director of the Company and an affiliate of Excalibur Investments B.V.) and one representative of the Carlyle Entities will be members of the Board; (ii) Mr. Marco Brustio (who was elected to the Board on December 31, 2002 and who is an affiliate of La Sesta S.A.) will be a member of the Board; and (iii) the Board shall nominate an additional director who shall have significant and financial and accounting expertise and who is neither employed by the Company nor any affiliate of the Company as an employee or consultant, and the identity and financial and accounting experience of such director shall be reasonably satisfactory to the Carlyle Entities; and (iv) Mr. Tabacchi shall have the right to designate a director to fill the first vacancy on the Board (other than vacancies related to the positions reserved for the Carlyle Entities and Mr. Brustio).

In anticipation of the transactions contemplated by the Purchase Agreement, the Company and American Stock Transfer & Trust Company entered into an Amendment to Rights Agreement dated December 30, 2002. The purpose of the Amendment was to avoid any party to the transactions contemplated by the Purchase Agreement being designated as an "Acquiring Person" for purposes of the Company's Right Plan.

Item 7. Financial Statements and Exhibits

     (a) Financial statements of businesses acquired. Not applicable.

     (b) Pro forma financial information. Not applicable.

     (c) Exhibits


     Exhibit No.       Description

       10.14.1 Amendment to Rights Agreement dated as of December 30, 2002 between Sight Resource Corporation and American Stock Transfer & Trust Company.

       10.39           Common Stock Purchase Agreement dated as of December 30,

                       2002 among Sight Resource Corporation and the Persons (the "Purchasers") listed on Exhibit A thereto.

       10.40 Sixth Loan Modification Agreement dated as of December 27, 2002 among CadleRock Joint Venture L.P., Sight Resource Corporation, and certain subsidiaries of Sight Resource Corporation.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        SIGHT RESOURCE CORPORATION


Date: January 9, 2003                   By: /s/ Duane Kimble Jr.
                                            --------------------------------
                                                Duane Kimble Jr.
                                                Vice President and
                                                Chief Financial Officer

                                  EXHIBIT INDEX

     Exhibit No.       Description

       10.14.1 Amendment to Rights Agreement dated as of December 30, 2002 between Sight Resource Corporation and American Stock Transfer & Trust Company.

       10.39 Common Stock Purchase Agreement dated as of December 30, 2002 among Sight Resource Corporation and the Persons (the "Purchasers") listed on Exhibit A thereto.

       10.40 Sixth Loan Modification Agreement dated as of December 27, 2002 among CadleRock Joint Venture L.P., Sight Resource Corporation, and certain subsidiaries of Sight Resource Corporation.